Other liabilities	3 Months Ended
Mar. 31, 2022
Other liabilities.
Other liabilities

11. Other liabilities

During the three months ended March 31, 2022, the decrease of EUR 57,209k in other liabilities was primarily due to a net decrease of contract termination provisions due to a change in estimate, a reversal of a portion of the provision for onerous contracts relating to CRO arrangements due to a change in estimate and also a lower accrual for outstanding invoices. The change in estimate of the contract termination provisions resulted primarily from the Company now being able to avoid an outflow of resources as a result of GSK taking over from the Group reserved capacity at Novartis (see Note 3.6 for additional information).